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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 14, 2002


                           JAMES CABLE PARTNERS, L.P.
                            JAMES CABLE FINANCE CORP.
           (Exact name of each registrant as specified in its charter)


            Delaware                   333-35183                38-2778219
            Michigan                   333-35183-01             38-3182724
(State or other jurisdiction of   (Commission File Nos.)       (IRS Employer
          incorporation)                                    Identification Nos.)


       38710 Woodward Avenue, Suite 180, Bloomfield Hills, Michigan 48304
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code:  (248) 647-1080

          (Former name or former address, if changed since last report)

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ITEM 9.  REGULATION F-D DISCLOSURE

         On August 14, 2002, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the registrants submitted to the Securities and Exchange Commission the certifications by their respective chief executive officers and its chief financial officers of the registrants' Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 filed on August 14, 2002.












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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  James Cable Partners, L.P.


Date:    August 19, 2002          By: /s/ William R. James
                                      --------------------
                                  Name: William R. James
                                  Title: President of Jamesco, Inc., a general
                                  partner of James Communications Partners, the
                                  general partner of James Cable Partners, L.P.
                                  (Chief Executive Officer)





                                  James Cable Finance Corp.



Date:    August 19, 2002          By: /s/ William R. James
                                      --------------------
                                  Name:  William R. James
                                  Its: President